James Alpha Funds Trust D/B/A EASTERLY FUNDS TRUST

FUND	Class A	Class C	Class I	Class R6
Easterly Snow Small Cap Value Fund	SNWAX	SNWCX	SNWIX	SNWRX
Easterly Snow Long/Short Opportunity Fund	SNOAX	SNOCX	SNOIX	SNORX

(each a “Fund” and collectively the “Funds”)

Supplement dated September 5, 2024 to the Prospectus and Summary Prospectuses

of the Funds, each dated July 1, 2024, as supplemented

This Supplement updates and supersedes any contrary information contained in the Prospectus and Summary Prospectuses.

The minimum investment amount for Class I shares of the Funds has changed. Additionally, effective September 6, 2024, Class A shares of the Funds that are purchased at net asset value (“NAV”) in amounts of $500,000 or more may be subject to a 1.00% contingent deferred sales charge (“CDSC”) if they are redeemed within eighteen months of purchase. Accordingly, effective September 6, 2024, the Prospectus and Summary Prospectuses of the Funds are updated as follows:

The subsection entitled “Purchase and Sale of Fund Shares” within the section entitled “Fund Summary: Easterly Snow Small Cap Value Fund” on page 6 of the Prospectus is deleted in its entirety and replaced with the following:

Purchase and Sale of Fund Shares: In general, you may purchase, exchange, or redeem shares of the Fund on any day the New York Stock Exchange is open for business. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer. Generally, the minimum initial purchase for Class A and Class C shares is $2,500 and the minimum initial purchase for Class I shares is $100,000. Class R6 shares are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under Choosing a Share Class in the Fund’s prospectus. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Fund.

The subsection entitled “Purchase and Sale of Fund Shares” within the section entitled “Fund Summary: Easterly Snow Long/Short Opportunity Fund” on page 13 of the Prospectus and is deleted in its entirety and replaced with the following:

Purchase and Sale of Fund Shares: In general, you may purchase, exchange, or redeem shares of the Fund on any day the New York Stock Exchange is open for business. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer. Generally, the minimum initial purchase for Class A and Class C shares is $2,500 and the minimum initial purchase for Class I shares is $100,000. Class R6 shares are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under Choosing a Share Class in the Fund’s prospectus. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Fund.

The first paragraph in the subsection entitled “Shareholder Eligibility and Minimum Investment Amounts” within the section entitled “Choosing A Share Class” on page 26 of the Prospectus deleted in its entirety and replaced with the following:

Shareholder Eligibility and Minimum Investment Amounts

For Class A and Class C shares of the Funds, the minimum initial investment in the Fund is $2,500. For Class I shares of the Funds, the minimum initial investment in the Fund is $100,000, which minimum would be waived for an investment adviser/broker making an allocation to the Fund’s Class I shares aggregating $100,000 or more within 90 days. If the adviser/broker does not purchase $100,000 or more in the aggregate within 90 days, then the adviser/broker’s next purchase would have to be for a minimum of the difference between $100,000 and the aggregate total invested during the 90 days until aggregate purchases total $100,000 or more (e.g., if the adviser/broker’s aggregate purchases within 90 days total $50,000 then the adviser/broker would have to make a single aggregate purchase of at least $50,000 to make future purchases of less than

$100,000). In addition, the minimum initial investment for Class I shares of the Funds may be waived for certain investments, including sales through banks, broker-dealers and other financial institutions in; (i) discretionary and non-discretionary sponsored advisory programs; (ii) fund supermarkets; (iii) asset allocation programs: (iv) certain retirement plans investing directly with the Fund; (v) retirement plans investing through certain retirement plan platforms; and (vi) certain endowments, foundations and other not-for-profit entities investing directly with the Fund. For employees and relatives of the Adviser, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment in the Trust is $1,000 with no minimum for any individual Fund. With respect to Class A shares and Class C shares, there is no minimum initial investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts.

The subsection entitled “Class A Shares” within the section entitled “Choosing a Share Class” beginning on page 27 of the Prospectus is deleted in its entirety and replaced with the following:

Class A Shares

Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and is subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares. Over time, fees paid under this distribution and service plan will increase the cost of a Class A shareholder’s investment and may cost more than other types of sales charges. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges, apply to your purchases of Class A shares of a Fund unless waived as described under “Sales Charge Waivers”:

Amount Invested	Sales Charge as a % of Offering Price[1]	Sales Charge as a % of Amount Invested	Dealer Reallowance[2]
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.25%	3.36%	2.50%
$250,000 but less than $500,000	2.00%	2.04%	1.25%
$500,000 or more[3,4]	None[4]	None[4]	None[4]

(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.
(2)	At the discretion of the Trust, however, the entire sales charge may at times be reallowed to dealers. The staff of the SEC has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.
(3)	Class A shares that are purchased at NAV in amounts of $500,000 or more may be assessed a 1.00% CDSC, if they are redeemed within eighteen months from the date of purchase. See below for further information.
(4)	A selling broker may receive commissions on purchases of Class A shares over $500,000 calculated as follows: 1.00% on purchases between $500,000 and $3 million, 0.50% on amounts over $3 million but less than $5 million, 0.25% on amounts over $5 million.

The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares. As shown, investors that purchase $500,000 or more of a Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $500,000 or more of Class A shares may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase. The CDSC is based upon the investor’s original purchase price. Any CDSC paid on the redemptions of Class A shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding. Brokers may receive distribution and/or shareholder service fees for Class A shares.

The subsection entitled “Exchanges for Class I Shares” within the section entitled “Choosing a Share Class” beginning on page 28 of the Prospectus is deleted in its entirety and replaced with the following:

Holders of Class A and Class C shares issued by a Fund may exchange their shares for Class I shares provided that they: (1) hold their shares through a Selling Broker or other financial intermediary or institution that has a distribution agreement with the Fund’s distributor to offer Class I shares and which authorizes such an exchange; and (2) are otherwise eligible to invest in Class I shares in accordance with the terms of this Prospectus. Any such exchange is subject to the Funds’ discretion to accept or reject the exchange. Class A shareholders who purchased $500,000 or more of shares, and who then exchange them for Class I shares within eighteen months of the original purchase date, will be subject to a CDSC for such exchange in the same manner as would be applicable to a redemption of Class A shares purchased in an amount of $500,000 or more and redeemed within eighteen months of the date of original purchase, unless the Adviser in its sole discretion determines to waive the applicable CDSC. Class C shareholders who exchange them for Class I shares within one year of the original purchase date will be subject to a CDSC for such exchange in the same manner as would be applicable to a redemption of Class C shares made within one year of the date of original purchase, unless the Adviser in its sole discretion determines to waive the applicable CDSC. For federal income tax purposes, an exchange of Class A or Class C shares for Class I shares within the same Fund will not result in the recognition of a capital gain or loss.

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You should read this Supplement in conjunction with the Prospectus and Summary Prospectuses, each dated July 1, 2024, as supplemented. Please retain this Supplement for future reference.